As filed with the Securities and Exchange Commission on February 24, 2002.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-06107

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                (Name of Registrant as Specified in Its Charter)

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

John Hancock Patriot Premium Dividend Fund I
John Hancock Patriot Premium Dividend Fund II
John Hancock Patriot Select Dividend Trust
John Hancock Patriot Global Dividend Fund
John Hancock Patriot Preferred Dividend Fund

January 24, 2002

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 7, 2002 at 9:00 A.M., Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

Elect your fund's Board of Trustees

For each fund, proposal number one asks common shareholders to elect five Trustees and preferred shareholders to elect one Trustee. Trustees will serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee's background.

Ratify the Trustees' selection of public accountants

For each fund, proposal number two asks you to ratify or reject the Trustees' selection of Deloitte & Touche LLP as each fund's independent public accountants for the fund's current fiscal year.

Your vote is important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday, between 8:30 A.M. and 5:00 P.M. Eastern time.

Thank you in advance for your prompt action on this very important matter.

                                          Sincerely,


                                          /s/ Maureen R. Ford
                                          Maureen R. Ford

                                          Chairman and Chief Executive Officer

P00PX 1/02
PPD-PS-02

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            To Be Held March 7, 2002

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of:

        John Hancock Patriot Premium Dividend Fund I
        John Hancock Patriot Premium Dividend Fund II
        John Hancock Patriot Select Dividend Trust
        John Hancock Patriot Global Dividend Fund
        John Hancock Patriot Preferred Dividend Fund

A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 7, 2002 at 9:00 A.M., Eastern time, and shareholders of each fund will consider the following proposals:

(1) To elect Trustees to serve until their respective successors are duly elected and qualified. Common shareholders may elect five trustees and preferred shareholders may elect one trustee.

(2) To ratify or reject the Trustees' selection of Deloitte & Touche LLP as the fund's independent public accountants for the fund's current fiscal year.

(3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record of each fund as of the close of business on January 7, 2002 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about January 24, 2002.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                            By order of the Boards of Trustees,


                                            Susan S. Newton
                                            Senior Vice President and Secretary

January 24, 2002
P00PX 1/02

PPD-PS-02

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On March 7, 2002

                                 PROXY STATEMENT

    This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report and/or Semiannual report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

    This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 7, 2002 at 9:00 A.M., Eastern time.

    o   John Hancock Patriot Premium Dividend Fund I ("Premium Dividend I");

    o   John Hancock Patriot Premium Dividend Fund II ("Premium Dividend II");

    o   John Hancock Patriot Select Dividend Trust ("Select Dividend");

    o   John Hancock Patriot Global Dividend Fund ("Global Dividend"); and

    o   John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend").

    If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meeting, or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

    The Trustees of each fund have fixed the close of business on January 7, 2002 as the record date to determine which shareholders are entitled to vote at the meeting. Common and Preferred shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund and respective share class. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund                              Common Shares              Preferred Shares
----                              -------------              ----------------

Premium Dividend I                 14,979,601                      685
Premium Dividend II                15,002,724                    1,000
Select Dividend                     9,885,027                      700
Global Dividend                     8,334,700                      600
Preferred Dividend                  7,257,200                      525

    The funds' management does not know of anyone who beneficially owned more than 5% of either class of any fund's shares outstanding as of the record date, except for The Commerce Group, Inc., 211 Main Street, Webster, MA 01570, which holds the following Common Shares: 31.3% of Premium Dividend I, 35.3% of Premium Dividend II, 36.2% of Select Dividend, 28.3% of Global Dividend and 32.7% of Preferred Dividend. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

    Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES
                (Common Shares and Preferred Shares of each fund)

General

    Each fund's Board of Trustees consists of eleven members. Holders of the Preferred Shares are entitled to elect two Trustees, and holders of the Common Shares are entitled to elect nine Trustees. Ms. Ford, Ms. McGill Peterson and Messrs. Carlin, Cunningham, Ladner, Moore, Pruchansky, Smith and Toolan have been designated as subject to election by holders of the Common Shares of each fund. Messrs. DeCiccio and Dion have been designated as subject to election by holders of the Preferred Shares of each fund.

    Each Board of Trustees is divided into three staggered term classes, two classes contain four Trustees each and one class contains three Trustees. The term of one class expires each year, and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

    As of the date of this proxy, each nominee for election currently serves as Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees representing your shares or you may withhold from the proxies authority to vote your shares for one or more of the nominees representing your shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1

    For each fund, Messrs. Carlin, Cunningham, Toolan and Moore and Ms. McGill Peterson are the current nominees for election by the Common Shareholders, and Mr. DeCiccio is the current nominee for election by the Preferred Shareholders. The term of Mr. Moore will expire at the 2003 annual meeting; the term of Ms. Peterson will expire at the 2004 annual meeting and the terms of Messrs. Carlin, Cunningham, DeCiccio and Toolan will expire at the 2005 annual meeting.

Vote Required For Proposal 1

    The vote of a plurality of the votes cast by the Common Shares and the Preferred Shares, voting as separate classes, of a fund is sufficient to elect the Common Shares' and Preferred Shares' respective nominees of that fund.

Information Concerning Trustees

    The following table describes each nominee's position with the funds. The table also shows his or her principal occupation or employment during the past five years and the number of shares of each fund beneficially owned by him or her, directly or indirectly, on the record date. the table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 2003 and 2004, respectively.

                                                            Common Shares Owned
Name (Age)          Principal Occupation                  Beneficially, Directly
and Position             During the         First Became     or Indirectly, on
with the Fund         Past Five Years        a Trustee     January 7, 2002(1)(2)
-------------       --------------------    ------------  ----------------------

                              NOMINEES FOR ELECTION
                             TERM TO EXPIRE IN 2005

James F. Carlin   Chairman and CEO, Alpha     1988 (A)          3,146 (A)(4)
(Age 61)          Analytical Laboratories     1989 (B)          1,200 (B)(5)
Trustee           (chemical analysis),        1990 (C)          1,000 (C)
                  Carlin Consolidated, Inc.   1992 (D)            100 (D)
                  (management/investments);   1993 (E)             -- (E)
                  Trustee, Massachusetts
                  Health and Education Tax
                  Exempt Trust; Director,
                  Uno Restaurant Corp.,
                  Arbella Mutual (insurance),
                  (until September 2000),
                  HealthPlan Services, Inc.
                  (until February 1999),
                  Flagship Healthcare, Inc.
                  (until November 1999),
                  Carlin Insurance Agency,
                  Inc. (until April 1999),
                  Chairman, Massachusetts
                  Board of Higher
                  Education (until July
                  1999); and Trustee of 36
                  funds managed by the
                  Adviser.

                                                            Common Shares Owned
Name (Age)          Principal Occupation                  Beneficially, Directly
and Position             During the         First Became     or Indirectly, on
with the Fund         Past Five Years        a Trustee     January 7, 2002(1)(2)
-------------       --------------------    ------------  ----------------------

                              NOMINEES FOR ELECTION
                       TERM TO EXPIRE IN 2005 (continued)

William H.        Former Chancellor,          1994 (A)            -- (A)
Cunningham        University of Texas         1994 (B)            -- (B)
(Age 58)          System and former           1994 (C)            -- (C)
Trustee           President of the            1994 (D)            -- (D)
                  University of Texas,        1994 (E)            -- (E)
                  Austin, Texas; James L.
                  Bayless Chair of Free
                  Enterprise; Director,
                  LaQuinta Motor Inns,
                  Inc. (hotel management
                  company) (1985-1998);
                  Jefferson-Pilot
                  Corporation
                  (diversified life
                  insurance company)
                  Billing Concepts,
                  Southwest Airlines and
                  Introgen; Advisory
                  Director, Chase Bank
                  (formerly Texas Commerce
                  Bank - Austin); and
                  Trustee of 36 funds
                  managed by the Adviser.

*John M.          Executive Vice              2001 (A)            -- (A)
DeCiccio(3)       President and Chief         2001 (B)            -- (B)
(Age 53)          Investment Officer,         2001 (C)            -- (C)
Trustee           John Hancock Financial      2001 (D)            -- (D)
                  Services, Inc.;             2001 (E)            -- (E)
                  Director, Executive
                  Vice President and
                  Chief Investment
                  Officer, John Hancock
                  Life Insurance Company;
                  Chairman of the
                  Committee of Finance of
                  John Hancock Life
                  Insurance Company;
                  Director, John Hancock
                  Subsidiaries, Inc.,
                  Hancock Natural Resource
                  Group, Independence
                  Investment LLC,
                  Independence Fixed
                  Income LLC, The Berkeley
                  Financial Group, Inc.,
                  John Hancock Advisers,
                  Inc., John Hancock Funds,
                  Inc., and Massachusetts
                  Business Development
                  Corporation; Director,
                  John Hancock Insurance
                  Agency, Inc. (until 1999)
                  and John Hancock
                  Signature Services, Inc.
                  (until 1997); and Trustee
                  of 66 funds managed by
                  the Adviser.

                                                            Common Shares Owned
Name (Age)          Principal Occupation                  Beneficially, Directly
and Position             During the         First Became     or Indirectly, on
with the Fund         Past Five Years        a Trustee     January 7, 2002(1)(2)
-------------       --------------------    ------------  ----------------------

                              NOMINEES FOR ELECTION
                       TERM TO EXPIRE IN 2005 (continued)

John P. Toolan    Director, The Smith         1992 (A)           100 (A)
(Age 71)          Barney Muni Bond            1992 (B)           100 (B)
Trustee           Funds, The Smith            1992 (C)            -- (C)
                  Barney Tax-Free Money       1992 (D)           100 (D)
                  Funds, Inc., Vantage        1993 (E)            -- (E)
                  Money Market Funds
                  (mutual funds), The
                  Inefficient-Market
                  Fund, Inc. (closed-end
                  investment company)
                  and Smith Barney Trust
                  Company of Florida;
                  Chairman, Smith Barney
                  Trust Company (retired
                  December 1991);
                  Director, Smith Barney,
                  Inc., Mutual Management
                  Company and Smith
                  Barney Advisers, Inc.
                  (investment advisers)
                  (retired 1991); Senior
                  Executive Vice President,
                  Director and member of
                  the Executive Committee,
                  Smith Barney, Harris
                  Upham & Co., Incorporated
                  (investment bankers)
                  (until 1991); and Trustee
                  of 36 funds managed by
                  the Adviser.

                              NOMINEE FOR ELECTION
                             TERM TO EXPIRE IN 2004

Patti McGill      Executive Director,         2002 (A)            -- (A)
Peterson          Council for                 2002 (B)            -- (B)
(Age 58)          International Exchange      2002 (C)            -- (C)
Trustee           of Scholars (since          2002 (D)            -- (D)
                  January 1998); Vice         2002 (E)            -- (E)
                  President, Institute of
                  International Education
                  (since January 1998);
                  Senior Fellow, Cornell
                  Institute of Public
                  Affairs, Cornell
                  University (until
                  December 1997);
                  President Emerita of
                  Wells College and St.
                  Lawrence University;
                  Director, Niagara Mohawk
                  Power Corporation
                  (electric utility); and
                  Trustee of 36 funds
                  managed by the Adviser.

                                                            Common Shares Owned
Name (Age)          Principal Occupation                  Beneficially, Directly
and Position             During the         First Became     or Indirectly, on
with the Fund         Past Five Years        a Trustee     January 7, 2002(1)(2)
-------------       --------------------    ------------  ----------------------

                              NOMINEE FOR ELECTION
                       TERM TO EXPIRE IN 2003 (continued)

John A. Moore     President and Chief         2002 (A)            -- (A)
(Age 63)          Executive Officer,          2002 (B)            -- (B)
Trustee           Institute for               2002 (C)            -- (C)
                  Evaluating Health Risks     2002 (D)            -- (D)
                  (non-profit institution)    2002 (E)            -- (E)
                  (since September 1989);
                  and Trustee of 36 funds
                  managed by the Adviser.

                             TERM TO EXPIRE IN 2003

*Maureen R.       Executive Vice              2000 (A)           100 (A)
Ford (Age 46)     President, John Hancock     2000 (B)           100 (B)
Trustee,          Financial Services,         2000 (C)           100 (C)
Chairman,         Inc., John Hancock Life     2000 (D)           100 (D)
President and     Insurance Company;          2000 (E)           100 (E)
Chief Executive   Chairman, Director,
Officer           President and Chief
                  Executive Officer, John
                  Hancock Advisers, Inc.
                  (the "Adviser") and The
                  Berkeley Financial Group,
                  Inc. ("The Berkeley
                  Group"); Chairman,
                  Director and Chief
                  Executive Officer, John
                  Hancock Funds, Inc.
                  ("John Hancock Funds");
                  Chairman, Director and
                  President, John Hancock
                  Insurance Agency, Inc.
                  ("Insurance Agency,
                  Inc."); Chairman, Director
                  and Chief Executive
                  Officer, Sovereign Asset
                  Management Corporation
                  (SAMCorp.); Director,
                  Independence Investment
                  LLC and Independence Fixed
                  Income LLC; Senior Vice
                  President, MassMutual
                  Insurance Co. (until
                  1999); Senior Vice
                  President, Connecticut
                  Mutual Insurance Co.
                  (until 1996); and Trustee,
                  Chairman, President and
                  Chief Executive Officer of
                  66 funds managed by the
                  Adviser.

                                                            Common Shares Owned
Name (Age)          Principal Occupation                  Beneficially, Directly
and Position             During the         First Became     or Indirectly, on
with the Fund         Past Five Years        a Trustee     January 7, 2002(1)(2)
-------------       --------------------    ------------  ----------------------

                       TERM TO EXPIRE IN 2003 (continued)

Ronald R.         Chairman and Chief          1998 (A)           100 (A)
Dion(3)           Executive Officer,          1998 (B)            -- (B)
(Age 55)          R.M. Bradley & Co.,         1998 (C)            65 (C)
Trustee           Inc.; Director, The         1998 (D)           100 (D)
                  New England Council         1998 (E)            65 (E)
                  and Massachusetts
                  Roundtable; Trustee,
                  North Shore Medical
                  Center; Director, BJ's
                  Wholesale Club, Inc. and
                  a corporator of the
                  Eastern Bank; Trustee,
                  Emmanuel College; and
                  Trustee of 36 funds
                  managed by the Adviser.

Charles L.        Chairman and Trustee,       1992 (A)           294 (A)
Ladner            Dunwoody Village,           1992 (B)           200 (B)
(Age 63)          Inc.; Senior Vice           1992 (C)           200 (C)
Trustee           President and Chief         1992 (D)           235 (D)
                  Financial Officer, UGI      1993 (E)           200 (E)
                  Corporation (public
                  utility holding company)
                  (retired 1998); Vice
                  President and Director
                  for AmeriGas, Inc.
                  (retired 1998); Vice
                  President of AmeriGas
                  Partners, L.P. (until
                  1997); Director,
                  EnergyNorth, Inc. (until
                  1995); and Trustee of 36
                  funds managed by the
                  Adviser.

                             TERM TO EXPIRE IN 2004

Steven R.         Chairman and Chief          1992 (A)           116 (A)
Pruchansky        Executive Officer,          1992 (B)           200 (B)
(Age 57)          Mast Holdings, Inc.         1992 (C)           100 (C)
Trustee           (since June 1, 2000);       1992 (D)           300 (D)
                  Director and                1993 (E)           275 (E)
                  President, Mast
                  Holdings, Inc. (until
                  May 31, 2000); Director,
                  First Signature Bank &
                  Trust Company (until
                  August 1991); Director,
                  Mast Realty Trust (until
                  1994); President, Maxwell
                  Building Corp. (until
                  1991); and Trustee of 36
                  funds managed by the
                  Adviser.

Norman H. Smith   Lieutenant General,         1992 (A)           322 (A)
(Age 68)          United States Marine        1992 (B)           542 (B)
Trustee           Corps; Deputy Chief         1992 (C)           363 (C)
                  of Staff for Manpower       1992 (D)           825 (D)
                  and Reserve Affairs,        1993 (E)           287 (E)
                  Headquarters Marine Corps;
                  Commanding General III
                  Marine Expeditionary
                  Force/3rd Marine Division
                  (retired 1991); and
                  Trustee of 36 funds
                  managed by the Adviser.

All Trustees and executive officers of the funds as a group    4,178 (A)
                                                               2,342 (B)
                                                               1,828 (C)
                                                               1,760 (D)
                                                                 927 (E)

(A) Premium Dividend I
(B) Premium Dividend II
(C) Select Dividend
(D) Global Dividend
(E) Preferred Dividend
 * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.
(1) The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding Common Shares of any fund. None of the Trustees or executive officers of the funds beneficially owned any of the Preferred Shares of any fund as of January 7, 2002.
(3) Trustee representing the holders of the Preferred Shares.
(4) Includes 100 common shares of Premium Dividend I held by Mr. Carlin's spouse, and 2,946 common shares held by Carlin Consolidated, Inc.
(5) Includes 1,100 common shares of Premium Dividend II held by Mr. Carlin's spouse.

    Each Board of Trustees held four meetings during its fund's 2001 fiscal year. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund and
(2) the total number of meetings held by all committees of the Trustees on which they served. The funds hold joint meetings of the Trustees and all committees.

    Each Board of Trustees has an Audit Committee consisting of Messrs. Carlin, Pruchansky and Toolan. All members of each fund's Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee, which is attached as Exhibit A. Each Audit Committee held four meetings during its respective fund's 2001 fiscal year. Each Audit Committee recommends to the full board the appointment of outside auditors for each of the funds, oversees and monitors the audits of the funds, communicates with both the independent auditors and inside auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by Independent Standards Board Standard No. 1, and discussed with the auditors their independence; and (4), based on these discussions, recommended to the Board that each fund's financial statements be included in each fund's annual report for the last fiscal year.

    Each Board of Trustees has a special nominating committee known as the Administration Committee. The Administration Committee members are Messrs. Carlin, Cunningham, Dion, Ladner, Pruchansky, Smith and Toolan. All members of each fund's Administration Committee are Independent Trustees. Each Administration Committee held four meetings during its respective fund's 2001 fiscal year. Each Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are not "interested persons." Each

Administration Committee also coordinates with Trustees who are interested persons in the selection and election of fund officers of the respective funds. Each Administration Committee will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

    Each Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Messrs. Cunningham and Ladner. All members of each fund's Contracts/Operations Committee are Independent Trustees. Each Contract/Operations Committee held five meetings during its fund's 2001 fiscal year. Each Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the respective funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

    Each Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Messrs. Dion and Smith. All members of each fund's Investment Performance Committee are Independent Trustees. The Investment Performance Committee held four meetings during the fund's 2001 fiscal year. Each Investment Performance Committee monitors and analyzes the performance of the respective funds generally, consults with the Adviser as necessary if the respective fund is considered to require special attention and to review peer groups and other comparative standards as necessary.

Compliance with Section 16(a) Reporting Requirements

    Section 16(a) of the Securities Exchange Act of 1934 requires a fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Executive Officers

    In addition to the Chairman, President and Chief Executive Officer (Ms.
Ford), the table below lists each fund's executive officers.

Name, (Age), Position and Year
became an Executive Officer              Principal Occupation
with the Funds                           During the Past Five Years
------------------------------           --------------------------

William L. Braman                        Executive Vice President and Chief
(Age 48)                                 Investment Officer, each of the John
Executive Vice President and             Hancock funds and the Adviser;
Chief Investment Officer                 Executive Vice President and Chief
2000                                     Investment Officer, Barring Asset
                                         Management, London, U.K. (until May
                                         2000).

Susan S. Newton                          Senior Vice President and Secretary,
(Age 51)                                 each of the John Hancock funds; Senior
Senior Vice President and Secretary      Vice President, Secretary and Chief
1993                                     Legal Officer, the Adviser, John
                                         Hancock Funds, Inc., The Berkeley Group
                                         and SAMCorp.

William H. King                          Vice President and Treasurer, each of
(Age 49)                                 the John Hancock funds; Vice President,
Vice President and Treasurer             the Adviser.
2001

Thomas H. Connors                        Vice President and Compliance Officer,
(Age 41)                                 each of the John Hancock funds and the
Vice President and Compliance Officer    Adviser; Vice President, John Hancock
1996                                     Funds, Inc.

Remuneration of Trustees and Officers

    The following table provides information regarding the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each fund's most recently completed fiscal year. The two non-Independent Trustees, Ms. Ford and Mr. DeCiccio, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

                                                  Aggregate Compensation                        Total Compensation
                                                  ----------------------                          from All Funds
Independent                  Premium       Premium       Select      Global      Preferred     in John Hancock Fund
Trustees                    Dividend I   Dividend II    Dividend    Dividend      Dividend    Complex to Trustees (1)
-----------                 ----------   -----------    --------    --------     ---------    ----------------------
James F. Carlin               $1,244       $1,636       $1,224         $963         $831             $75,000
William H. Cunningham*         1,315        1,728        1,387        1,092          913              72,100
Ronald R. Dion*                1,242        1,632        1,221          961          842              75,000
Charles L. Ladner              1,259        1,655        1,261          983          863              75,100
John A. Moore*+                   --           --           --           --           --              75,100
Patti McGill Peterson+            --           --           --           --           --              72,000
Steven R. Pruchansky*          1,215        1,597        1,226          965          839              72,000
Norman H. Smith*               1,316        1,730        1,312        1,032          902              78,000
John P. Toolan*                1,146        1,503        1,150          905          789              72,000
                             -------      -------      -------      -------       ------            --------

Totals                        $8,737      $11,481       $8,781       $6,901       $5,979            $666,300

(1) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2001. All the Independent Trustees are Trustees of 36 funds in the John Hancock fund complex.
 * As of December 31, 2001, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Cunningham was $540,844, for Mr. Dion was $112,044, for Mr. Moore was $238,982, for Mr. Pruchansky was $117,545, for Mr. Smith was $202,737 and for Mr. Toolan was $621,800 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate any fund to pay any particular level of compensation to the Trustee.
 + Mr. Moore and Ms. McGill Peterson appointed Trustees of the funds effective January 1, 2002.

                                   PROPOSAL 2
         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS
                (Common Shares and Preferred Shares of Each Fund)

    The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected Deloitte & Touche, LLP ("Deloitte & Touche") to act as independent public accountants for each fund's 2002 fiscal year. The funds' 2002 fiscal year ends are: Premium Dividend I -- September 30, 2002; Premium Dividend II -- October 31, 2002; Select Dividend -- June 30, 2002; Global Dividend -- July 31, 2002; and Preferred Dividend -- May 31, 2002. Each fund paid the following audit fees for the funds' 2001 fiscal year end: Premium Dividend I, $54,350; Premium Dividend II, $56,150; Select Dividend, $62,750; Global Dividend, $49,050; and Preferred Dividend, $28,250.

    Deloitte & Touche has advised the funds that it has no direct or indirect financial interest in any of the funds. This selection is subject to the approval by the shareholders of the funds at the meetings. The enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from ratifying that selection. A representative of Deloitte & Touche is expected to be present at the meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

    The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the funds.

Vote Required to Ratify the Selection of Independent Public Accountants

    The approval of a "majority" (as described below) of the Common Shares and the Preferred Shares, voting as a single class, of each fund is required to ratify the selection of Deloitte & Touche as such fund's independent public accountants for that fund's 2002 fiscal year.

                                  MISCELLANEOUS

Voting; Quorum; Adjournment

    The following vote is required to approve each respective proposal:

Proposal                              Vote Required
--------------------------------------------------------------------------------

Election of Trustees                  For each class, a plurality of all votes
(Proposal 1)                          cast, assuming a quorum exists.*

                                      A "plurality" means that the five nominees up for election by the Common Shares and the one nominee up for election by the Preferred Shares receiving the greatest number of votes of the Common Shares or Preferred Shares, as the case may be, will be elected as Trustees, regardless of the number of votes cast.

                                      Common and Preferred Classes vote
                                      separately on this proposal.

Proposal                              Vote Required
--------------------------------------------------------------------------------

Ratification of Public Accountants    The affirmative vote of more than 50% of
(Proposal 2)                          the votes cast, assuming a quorum exists.*

                                      Common and Preferred Classes vote together as a single class on this proposal.

* In order for a "quorum" to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

    Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange. While, as noted above, both of the proposals in this proxy statement are routine, for non-routine proposals, brokers that are member organizations of the New York Stock Exchange may vote Preferred Shares for which they have not received instructions in proportion to the shares for which they have received instructions. Proportionate voting of Preferred Shares may occur on a non-routine proposal only if: (i) at least 30% of the Preferred Shares of the fund outstanding and entitled to vote have been voted; (ii) less than 10% of such Preferred Shares voted against the proposal;
(iii) the shareholders of the Common Shares of the fund have approved the proposal (except with respect to plurality votes); and (iv) a majority of the Independent Trustees of the fund have approved the proposal.

    The following table summarizes how the quorum and voting requirements are determined.

Shares                   Quorum                      Voting
--------------------------------------------------------------------------------

In General               All shares "present" in     Shares present in person
                         person or by proxy are      will be voted in person
                         counted in determining      by the shareholder at
                         whether a quorum exists.    the meeting. Shares
                                                     present by proxy will be
                                                     voted by the proxyholder
                                                     in accordance with
                                                     instructions specified
                                                     in the proxy.

Broker Non-Vote          Not considered "present"    Disregarded. Because broker
                         for determining whether     non-votes are not votes
                         a quorum exists.            "cast", broker non-votes
                                                     will have no effect on
                                                     whether a proposal is
                                                     approved.

Proxy with No Voting     Considered "present" for    Will be voted "for" the
Instruction (other       determining whether a       proposal by the
than Broker Non-Vote)    quorum exists.              proxyholder.

Shares (continued)       Quorum                      Voting
--------------------------------------------------------------------------------

Vote to Abstain          Considered "present" for    Disregarded. Because
                         determining whether a       abstentions are not votes
                         quorum exists.              "cast", abstentions will
                                                     have no effect on whether a
                                                     proposal is approved.

Proportionately Voted    Considered "present" for    Voted in proportion to
Preferred Shares with    determining whether a       Preferred Shares for which
No Voting Instruction    quorum exists.              the broker received
                                                     instructions.

    If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal, and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

Expenses and Methods of Solicitation

    The costs of the meeting, including the solicitation of proxies, will be paid by the funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603, serves as each fund's investment adviser and serves as the administrator of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend and Preferred Dividend. Georgeson Shareholder has been retained to assist in the solicitation of proxies at a cost of approximately $24,000 plus reasonable expenses.

Telephone Voting

    In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The funds have not obtained an opinion of counsel about telephone voting, but they are currently not aware of any challenge.

    o A shareholder will be called on a recorded line at the telephone number in the funds' account records and will be asked to provide the shareholder's social security number or other identifying information.

    o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

    o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

    o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

    If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Other Matters

    The management of the funds knows of no business to be brought before the meeting except as mentioned above. If, however, any other matters were properly to come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

    The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of all the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint Proxy Statement for the meeting is in the best interest of each fund's shareholders. In the event that any shareholder present at the meeting objects to the holding of a joint meeting and moves for an adjournment of his or her particular fund's meeting to a time immediately after the meeting so that his or her particular fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

    The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other funds.

                              SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at a fund's annual meeting to be held in 2003 must be received by the fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than October 11, 2002 for inclusion in that fund's proxy statement and form of proxy relating to that meeting.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                            JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                            JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

    Dated: January 24, 2002

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                           For the John Hancock Funds

    The Audit Committee shall be composed of Independent Trustees only. The membership of the Committee shall consist of at least three Trustees who are each free of any relationship that, in the opinion of the Independent Trustees, may interfere with such member's individual exercise of independent judgment. Each Audit Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange and American Stock Exchange. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas and making regular reports to the Independent Trustees. The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. It shall be the responsibility of the Committee to oversee the funds' auditing and accounting process, recommend to the full Board of Trustees the appointment of auditors for each of the funds, monitor the audits of the funds, communicate with both the external auditors and internal auditors on a regular basis, and provide a conduit for such auditors to report and discuss any matters they deem appropriate at any time. The Committee shall also perform other tasks assigned to it, from time to time, by the Independent Trustees and, in all cases, will report its findings and recommendations to the Independent Trustees or the Committee on Administration.

    The Committee's responsibilities include:

    1. Recommending to the Board of Trustees the appointment of external auditors for each fund annually through the selection, evaluation and, where appropriate, replacement of the external auditor, and ensuring that the external auditors are ultimately accountable to the Audit Committee and the Board of Trustees.

    2. Meeting with the external auditors, the internal auditors, and the funds' senior management to review the form and substance of the funds' financial statements and reports.

    3. Reviewing the funds' internal and external audit functions and the extent and quality of the auditing program, including implementation of the Code of Ethics.

    4. Reviewing and discussing with the external auditors their objectivity, independence and accountability by meeting with the external auditors at least twice a year and receiving formal written statements from the external auditors describing their reporting relationships with the Audit Committee consistent with the Independent Standards Board Standard No. 1.

    5. Recommending to the Board of Trustees that it take appropriate action to satisfy itself of the external auditor's independence.

    6. Reviewing any problems that may arise out of a fund's accounting, auditing or financial reporting functions.

    7. Reviewing the auditing and other fees charged by the external auditing firms.

    8. Monitoring the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

    9. Reviewing operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

    The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the external auditors are responsible for auditing those financial statements. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the external auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                                                                       P R O X Y

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST

         The undersigned holder of Auction Market Preferred Shares of beneficial interest ("Preferred Shares") of John Hancock Patriot Select Dividend Trust hereby constitutes and appoints Maureen R. Ford, William H. King and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Trust to be held on Thursday, March 7, 2002 at the offices of the Trust, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Trust held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1: To elect John M. DeCiccio to serve as Trustee of the Trust.

   [ ] FOR              [ ] VOTE WITHHELD


2: To ratify the selection of Deloitte & Touche LLP as independent public accountants.


   [ ]  FOR             [ ]  AGAINST         [ ]  ABSTAIN


P3PXC 1/02

         Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

         Date________________________________________________________ ,2002

         __________________________________________________________________

         __________________________________________________________________

                         Signature(s) of Shareholder(s)

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST

                         Annual Meeting of Shareholders
                                  March 7, 2002

The undersigned holder of common shares of beneficial interest of John Hancock Patriot Select Dividend Trust hereby appoints MAUREEN R. FORD, WILLIAM H. KING and SUSAN S. NEWTON, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 7, 2002 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

[ X ] Please mark votes as in this example.


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1.  To elect the following nominees to serve as Trustees of the Fund.

    (01) James F. Carlin, (02) William H. Cunningham,
    (03) John P. Toolan,  (04) Patti McGill Peterson,
    (05) John A. Moore

                   FOR                      WITHHOLD
                   ALL     [ ]              FROM ALL   [ ]
                 NOMINEES                   NOMINEES

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                          PATRIOT SELECT DIVIDEND TRUST


 2.   To ratify the selection of                      For    Against  Abstain
      Deloitte & Touche LLP as Inde-
      pendent public accountants.                     [ ]      [ ]      [ ]


Mark box at right if address change has
been noted on the reverse side of this card.                            [ ]


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________